SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2009

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure

The full text of the press releases referenced under Item 8.01 are attached as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The information contained under this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01                     Other

On February 2, 2009, the Registrant issued a press release announcing that it has applied, through Laurel Racing Assoc., Inc. (“Laurel Racing”), one of its wholly-owned subsidiaries, to the Maryland VLT Facility Location Commission (the “Commission”) for a Video Lottery Operation License (the “VLT License”) to operate 4,750 VLTs at Laurel Park in Anne Arundel County, Maryland (the “Laurel VLT Facility”). While the Registrant has submitted an application, Laurel Racing did not pay the specified license fee of $28.5 million at the time the application was submitted. The Registrant hopes to be able to work with its partners, the Commission and Anne Arundel County in the very near future to achieve a successful licensing of Laurel Racing and the construction of the Laurel VLT Facility.

On February 4, 2009, the Registrant issued a press release announcing that it has arranged for the funding of the specified license fee of $28.5 million (the “Initial License Fee”) to the account of the Registrant’s subsidiary, Laurel Racing, in connection with the February 2, 2009 application by Laurel Racing for a VLT License in Anne Arundel County.  The Initial License Fee will be placed in an escrow account held at a Maryland bank. Laurel Racing has asked the Commission to undertake that it will utilize its discretionary authority to refund the Initial License Fee in the event Laurel Racing is granted a VLT License but is unable to obtain all proper zoning and permits necessary for the operation of a VLT Facility at Laurel Racing’s Anne Arundel location.  Provided the Commission agrees to refund the Initial License Fee, such fee (and all interest earned) will be paid to the Commission. The Initial License Fee funds were advanced pursuant to the previously-announced December 1, 2008 loan agreement among the Registrant, certain of the Registrant’s subsidiaries as guarantors, and a subsidiary of the Registrant’s controlling shareholder, MI Developments Inc., as lender.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Press Release dated February 2, 2009.

Exhibit 99.2	Press Release dated February 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

February 5, 2009	by:	/S/ WILLIAM G. FORD
William G. Ford,
Secretary